Al Frank Fund

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Al Frank Dividend Value Fund

Investor Class (Symbol: VALDX)

Advisor Class (Symbol: VALEX)

Prospectus

May 1, 2013

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Al Frank Fund

Al Frank Dividend Value Fund

each a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION	1
INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	8
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	9
PORTFOLIO HOLDINGS INFORMATION	11
MANAGEMENT OF THE FUND	11
THE ADVISER	11
PORTFOLIO MANAGERS	12
LEGAL PROCEEDINGS	12
SHAREHOLDER INFORMATION	12
CHOOSING A SHARE CLASS	12
MORE ABOUT INVESTOR CLASS SHARES	13
MORE ABOUT ADVISOR CLASS SHARES	13
SHARE PRICE	13
HOW TO PURCHASE SHARES	14
HOW TO REDEEM SHARES	16
TOOLS TO COMBAT FREQUENT TRANSACTIONS	18
DISTRIBUTION OF FUND SHARES	19
DISTRIBUTIONS AND TAXES	20
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	26

Summary Section

Al Frank Fund

Investment Objective.  The investment objective of the Al Frank Fund is long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.45%	0.45%
Total Annual Fund Operating Expenses	1.70%	1.45%
Fee Waiver/Expense Reimbursement	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.49%	1.24%

(1)

This number includes the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.  Acquired fund fees and expenses amounted to less than 0.01%. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)

Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Fund do not exceed 1.49% and 1.24% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2014.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$152	$515	$903	$1,991
Advisor Class	$126	$438	$772	$1,717

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Al Frank Predecessor Fund’s (as defined below) portfolio turnover rate was 10.77% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Adviser selects equity securities that it believes are out of favor and undervalued. The Adviser then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value.

The Adviser selects equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants. The Fund may invest in securities of foreign issuers (“foreign securities”), provided that they are publicly traded in the United States, including in American Depositary Receipts (“ADRs”). The Adviser screens a universe of more than 6,000 stocks in order to identify those with low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to its historical norms, its industry peers or the overall market. The Adviser utilizes these and other fundamental valuation metrics as well as its assessments of a company’s long-term growth prospects and risk characteristics, in order to establish a target price for each stock. The target price represents the price at which the Adviser believes the stock is fairly valued. Those stocks with significant appreciation potential relative to these target prices and perceived risk characteristics become available for selection. The Adviser employs a go-anywhere style focused on uncovering undervalued stocks independent of market capitalization. The Fund’s portfolio is expected to hold both dividend and nondividend paying stocks and seeks broad market diversification via exposure to a significant number of major market sectors and industry groups.

The Adviser may sell positions as they reach or approach their target price, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

To earn additional income, the Fund, through its agent, may lend its portfolio securities to broker-dealers amounting to no more than 33-1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted). When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the value of the loaned securities.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•

Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•

Small- and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

•

Equity Risk – The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Securities Lending Risk – There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

•

Value Style Investing Risk – The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

•

Foreign Securities Risk – The Fund may also invest in foreign securities, including ADRs, which are subject to special risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.  Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

If you are looking for current income or short-term market gain, you should not invest in the Fund as it is designed for long-term investing.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.alfrankfunds.com or by calling the Fund toll-free at 1-888-263-6443.

The Fund was reorganized on January 18, 2013 from a series of the Advisors Series Trust (the “Al Frank Predecessor Fund”), a Delaware statutory trust to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Al Frank Predecessor Fund and, therefore, the performance information below includes the performance of Investor Class and Advisor Class shares of the Al Frank Predecessor Fund.

Al Frank Fund – Investor Class

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 30.95% for the quarter ended June 30, 2003, and the lowest quarterly return was -25.74% for the quarter ended December 31, 2008.

Average Annual Total Returns for the periods ended December 31, 2012

	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class
Return Before Taxes	17.26%	0.21%	10.24%	9.61%
Return After Taxes on Distributions	15.51%	-0.82%	9.42%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares	12.40%	0.00%	9.05%	8.63%

Advisor Class
Return Before Taxes	17.55%	0.47%	N/A	1.07%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%	4.44%
Russell 3000® (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	7.68%	4.79%

(1)

Investor Class shares of the Al Frank Predecessor Fund commenced operations on January 2, 1998; Advisor Class shares of the Al Frank Predecessor Fund commenced operations on April 30, 2006. Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser.  AFAM Capital, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers.  Mr. John Buckingham, Chief Investment Officer of the Adviser, is the portfolio manager of the Fund and has been a portfolio manager since the Al Frank Predecessor Fund’s inception. He is supported by an investment committee.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (The Al Frank Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-888-263-6443.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $1,000 and $100,000 for Investor Class and Advisor Class, respectively, with a minimum subsequent investment of $100 and $100 for Investor Class and Advisor Class, respectively, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Al Frank Dividend Value Fund

(“Dividend Value Fund”)

Investment Objective.  The investment objectives of the Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.33%	1.33%
Total Annual Fund Operating Expenses	2.58%	2.33%
Fee Waiver/Expense Reimbursement	(0.60)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.98%	1.73%

(1)

This number includes the combined total fees and operating expenses of the Acquired Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets.  Acquired fund fees and expenses amounted to less than 0.01%. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)

Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) for the Fund do not exceed 1.98% and 1.73% of the Fund’s average net assets, for Investor Class and Advisor Class shares, respectively, through April 30, 2014. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Year	Ten Years
Investor Class	$201	$746	$1,317	$2,870
Advisor Class	$176	$670	$1,191	$2,620

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Dividend Value Predecessor Fund’s (as defined below) portfolio turnover rate was 10.84% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities that pay or are expected to pay dividends. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies.

The Adviser selects dividend-paying equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants, on the basis of fundamental corporate analysis. The Fund may also invest in foreign securities, provided that they are publicly traded in the United States, including in ADRs. The Adviser screens a universe of more than 6,000 stocks in order to identify those with a dividend paying history, low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to their historical norms, their industry peers or the overall market.  The Adviser utilizes these and other fundamental valuation metrics as well as its assessments of a company’s long-term growth prospects and risk characteristics, in order to establish a target price for each stock. The target price represents the price at which the Adviser believes the stock is fairly valued. Those stocks with significant appreciation potential relative to these target prices and perceived risk characteristics become available for selection. The Fund’s portfolio seeks broad diversification via exposure to a significant number of major market sectors and industry groups.

The Adviser may sell positions as they reach or approach their target price, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•

Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•

Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•

Small- and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

•

Equity Risk – The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•

Value Style Investing Risk – The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

•

Foreign Securities Risk – The Fund may also invest in foreign securities, including ADRs, which are subject to special risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

If you are looking for current income or short-term market gain, you should not invest in the Fund as it is designed for long-term investing.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2012 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.

Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.alfrankfunds.com or by calling the Fund toll-free at 1-888-263-6443.

The Fund was reorganized on January 18, 2013 from a series of the Advisors Series Trust (the “Dividend Value Predecessor Fund,” and together with the Al Frank Predecessor Fund, the “Predecessor Funds”), a Delaware statutory trust to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Dividend Value Predecessor Fund and, therefore, the performance information below includes the performance of Investor Class and Advisor Class shares of the Dividend Value Predecessor Fund.

Dividend Value Fund – Investor Class

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.69% for the quarter ended September 30, 2009, and the lowest quarterly return was -22.00% for the quarter ended December 31, 2008.

Average Annual Total Returns for the periods ended December 31, 2012

	One Year	Five Years	Since Inception(1)
Investor Class
Return Before Taxes	17.20%	0.58%	4.57%
Return After Taxes on Distributions	16.06%	0.26%	4.23%
Return After Taxes on Distributions and Sale of Fund Shares	11.75%	0.40%	3.91%
Advisor Class
Return Before Taxes	17.49%	0.83%	1.55%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.21%
Russell 3000® (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	5.65%

(1)

Investor Class shares of the Dividend Value Predecessor Fund commenced operations on September 30, 2004; Advisor Class shares of the Dividend Value Predecessor Fund commenced operations on April 30, 2006. Performance shown prior to the inception of the Advisor Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Advisor Class.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Adviser.  AFAM Capital, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Managers.  Mr. John Buckingham, Chief Investment Officer of the Adviser, is the portfolio manager of the Fund and has been a portfolio manager since the Dividend Value Predecessor Fund’s inception. He is supported by an investment committee.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (The Al Frank Dividend Value Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-888-263-6443.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $1,000 and $100,000 for Investor Class and Advisor Class, respectively, with a minimum subsequent investment of $100 and $100 for Investor Class and Advisor Class, respectively, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Al Frank Fund

How does the Al Frank Fund Seek to Achieve its Investment Objective?

Under normal market conditions, the Adviser selects equity securities of companies of any size for the Fund’s portfolio that it believes are out of favor and undervalued (i.e., those trading for low fundamental valuations relative to what the Adviser thinks their businesses will be worth over the next five years). The Adviser then attempts to purchase the securities and hold them until it believes that the securities have reached their fair value.

To earn additional income, the Al Frank Fund, through its agent, may lend its portfolio securities to broker-dealers amounting to no more than 33-1/3% of the total assets of the Fund (including any collateral posted) or 50% of the total assets of the Fund (excluding any collateral posted). When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the value of the loaned securities.

Dividend Value Fund

How does the Dividend Value Fund Seek to Achieve its Investment Objectives?

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies of any size that pay or are expected to pay dividends. The Fund’s policy of investing in equity securities may only be changed upon 60 days’ prior written notice to shareholders. Despite the focus on dividend paying stocks, the Adviser believes that its value-oriented total return investment strategy will favor appreciation over dividend yield. The Adviser believes that investing in dividend paying stocks will result in lower levels of volatility. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies.

The Adviser selects dividend-paying equity securities consisting of common stocks and securities having the characteristics of common stocks, such as preferred stocks, convertible securities, rights and warrants, on the basis of fundamental corporate analysis.

How does the Adviser Select Equity Securities for each Fund’s Portfolio?

For each Fund, the Adviser selects equity securities consisting of common stocks and securities having the characteristics of common stocks. The Funds may also invest in foreign securities, provided that they are publicly traded in the United States, including in ADRs. The Adviser screens a universe of more than 6,000 stocks in order to identify those with a dividend paying history, low price-to-earnings ratios, price-to-book values, and price-to-revenues ratios relative to its historical norms, its industry peers or the overall market. The Funds’ portfolios seek broad diversification via exposure to a significant number of major market sectors and industry groups. The Adviser employs a go-anywhere style focused on uncovering undervalued stocks independent of market capitalization. Stock selection is driven by bottom-up fundamental analysis in the context of macroeconomic and industry data. The Adviser distills company fundamentals and growth prospects into earnings and cash flow estimates applied against a determination of fair-value multiples to arrive at target prices. Stocks with significant appreciation potential relative to these target prices and perceived risk characteristics become available for selection.

The Adviser may sell positions as they reach or approach their target price, if a lower target price results from a reassessment of earnings or valuation multiples, or if a more attractive stock is identified.

Temporary Defensive Investment Strategies

For temporary defensive purposes, the Adviser may invest without limit in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Funds not achieving their investment objectives. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Funds

The principal risks of investing in the Funds that may adversely affect the Funds’ net asset values (“NAV”) or total returns have previously been summarized under each Fund’s “Summary Section.” These risks are discussed in more detail below.

Management Risk. The skill of the Adviser will play a significant role in the Funds’ ability to achieve their investment objectives. The Funds’ ability to achieve their investment objectives depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Funds’ ability to achieve their investment objectives depends on the Adviser’s ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Market Risk. The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Funds’ shares will fluctuate due to the movement of the overall stock market or the value of the individual securities held by the Funds.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies, because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Smaller companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

Equity Risk. The risks that could affect the value of the Funds’ shares and the total return on your investment include the possibility that the equity securities held in the Funds’ portfolios may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market in general, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Securities Lending Risk (Al Frank Fund Only). When the Al Frank Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Al Frank Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, if the Al Frank Fund’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the usual manner and cause unintended market exposure and additional trade and other expenses to the Al Frank Fund. As well, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Al Frank Fund will have to cover the loss when repaying the collateral.

Value Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Foreign Securities Risk. The Funds may also invest in foreign securities, including ADRs, which may be subject to special risks not usually associated with owning securities of U.S. issuers. The Funds’ returns and NAVs may be affected by several factors, including those described below.

Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Funds’ investments. The exchange rates between the U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Funds’ investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports for the Predecessor Funds are available by contacting the Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130 or calling 1-888-263-6443.

Management of the Fund

The Adviser

The Adviser, AFAM Capital, Inc., 12117 FM 2244, Bldg. 3, #170 Austin, TX 78738, has provided asset management services to individuals and institutional investors since 1977 and as of March 31, 2013 had assets under management of approximately $771 million. The Adviser is also the Editor of The Prudent Speculator, a nationally known investment newsletter that has been in circulation since 1977. The Adviser is wholly owned by AF Holdings, Inc., which is a privately owned Minnesota corporation.

The Funds haves entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Adviser under which the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees.  Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis.  For the fiscal year ended December 31, 2012, the Adviser received management fees of 0.79% of the Al Frank Predecessor Fund’s average daily net assets, net of waivers, and 0.41% of the Dividend Value Predecessor Fund’s average daily net assets, net of waivers.

Fund Expenses. Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses, leverage interest, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.49% and 1.24% of the Al Frank Fund’s average net assets for Investor Class and Advisor Class shares respectively, and 1.98% and 1.73% of the Dividend Value Fund’s average net assets for Investor Class and Advisor Class shares respectively, through April 30, 2014, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in each Fund’s first annual report to shareholders.

Portfolio Managers

Each Fund’s Chief Investment Officer is John Buckingham. As each Fund’s Chief Investment Officer, Mr. Buckingham is principally responsible for the day-to-day management of the Funds’ portfolios. He is supported by an investment committee. Mr. Buckingham joined the Adviser in 1987, and has managed the Funds since their inception. He is also Director of Research and Editor of The Prudent Speculator.

The SAI provides additional information about Mr. Buckingham’s compensation, other accounts he manages and his ownership of securities in the Funds.

Legal Proceedings

A lawsuit has been filed relating to the Predecessor Funds’ former investments in Lyondell Chemical Company (“LYO”). The lawsuit stems from events surrounding a 2007 leveraged buyout of LYO by Basell AF S.C.A. On December 19, 2011, a large class of former shareholders of LYO, including the Predecessor Funds, were named as defendants in a proceeding brought by Edward S. Weisfelner, as Trustee of the LB Creditor Trust in the U.S. Bankruptcy Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to former LYO shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses. The lawsuit alleges no misconduct by the Predecessor Funds.

If the lawsuit were to be decided or settled in a manner adverse to former LYO shareholders, the Funds could be required to return amounts received in connection with the leveraged buyout. The return of such amounts by the Funds, along with interest and other potential expenses, could have a negative impact on the Funds’ net asset values. It is not possible to determine the exact impact that such a decision might have on the Funds’ net asset values at this time. However, based on each Fund’s current assets and the size of each Predecessor Fund’s former investment in LYO, the impact could be approximately $0.25 per share for the Al Frank Fund and $0.09 per share for the Al Frank Dividend Value Fund. These estimates will fluctuate as the size of each Fund fluctuates.

The Funds are defending against the claims asserted against the Predecessor Funds in this matter. The defendants believe they have good defenses to the claims asserted in the lawsuit and intend to vigorously defend themselves.  As of March 28, 2013, the Al Frank Fund and Al Frank Dividend Value Fund had total net assets of $85,180,725 and $15,410,455, respectively.

Shareholder Information

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares.  The Funds offer two classes of shares – Investor Class and Advisor Class. This Prospectus offers both the Investor Class and Advisor Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee.

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Advisor Class shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment in Investor Class shares of the Fund is $1,500.  The minimum subsequent investment in Investor Class shares of a Fund is $100.

More About Advisor Class Shares

Advisor Class shares may be purchased without the imposition of any sales charges.  The Funds offer Advisor Class shares primarily for Advisor Class shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations.  Advisor Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds.  Advisor Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees.  The minimum initial investment in Advisor Class shares of the Fund is $100,000.  The minimum subsequent investment in Advisor Class shares of a Fund is $100.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Funds’ NAV will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

How to Purchase Shares

Each Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Investor Class and Advisor Class shares.  The main differences between each class are ongoing fees and minimum subscription requirements. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in a Fund represents an interest in the same portfolio of investments in that Fund.  All share classes may not be available for purchase in all states.

Purchase by Mail.  To purchase a Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Al Frank Fund” and/or “Al Frank Dividend Value Fund,” as applicable to:

Al Frank Fund:
via regular mail to: Al Frank Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or via overnight mail to: Al Frank Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Dividend Value Fund:
via regular mail to: Al Frank Dividend Value Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or via overnight mail to: Al Frank Dividend Value Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire.  If you wish to wire money to make an investment in a Fund, please call the Funds at 1-888-263-6443, for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan.   You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account.  Please contact the Funds at 1-888-263-6443 for more information about the Funds’ Automatic Investment Plan.  Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Al Frank Fund” or “Al Frank Dividend Value Fund,” as applicable.  The Funds will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program.  The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

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full name;

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date of birth (individuals only);

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Social Security or taxpayer identification number; and

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permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by a Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-888-263-6443.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Al Frank Fund:
via regular mail to: Al Frank Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or via overnight mail to: Al Frank Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Al Frank Dividend Value Fund:
via regular mail to: Al Frank Dividend Value Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	or via overnight mail to: Al Frank Dividend Value Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call the Funds at 1-888-263-6443.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in a Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account.  Please contact the Funds at 1-888-263-6443 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind:  The Funds reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

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The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

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The request must identify your account number;

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The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

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If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

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you request a redemption to be made payable to a person not on record with a Fund;

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you request that a redemption be mailed to an address other than that on record with a Fund;

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the proceeds of a requested redemption exceed $50,000;

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any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

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your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance in one of the Funds falls below $1000, the Fund may notify you that, unless the account is brought up to at least $1000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

Each Fund will deduct a 2% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2% fee.

Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

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Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

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Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

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Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

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Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund, or to pay shareholder fees; or

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Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where a Fund, in its discretion, believes it is appropriate in the circumstances.

Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

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Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

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Rejecting or limiting specific purchase requests; and

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Charging a 2% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-888-263-6443 on days the Funds are open for business or contact your financial institution.  The Funds will begin sending you individual copies thirty days after receiving your request.

Shares of one Class of a Fund will not be exchangeable for shares of the other Class.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) Plan

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act.  Under the 12b-1 Plan, each Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of each Fund’s Investor Class shares average daily net assets annually.  The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December.  Both distributions will be reinvested in shares of a Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Funds will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning a Fund’s shares.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years or the period of the Funds’ operations. Each Fund is a continuation of the applicable Predecessor Fund and, therefore, the financial information includes results of the Predecessor Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by the Predecessor Funds’ auditor, whose report, along with the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ annual reports, which are available free of charge upon request.

Al Frank Fund – Investor Class

For a share outstanding throughout each year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$20.44	$27.49	$23.24	$17.33	$30.98

Income from investment operations:
Net investment income^	0.38	0.16	0.07	0.14	0.14
Net realized and unrealized gain/(loss) on investments	3.14	(1.42)	4.26	5.93	(13.65)
Total from investment operations	3.52	(1.26)	4.33	6.07	(13.51)

Less distributions:
From net investment income	(0.42)	(0.21)	(0.08)	(0.16)	(0.14)
From net realized gain on investments	(1.29)	(5.58)	---	---	---
	(1.71)	(5.79)	(0.08)	(0.16)	(0.14)

Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$22.25	$20.44	$27.49	$23.24	$17.33

Total return	17.26%	-4.64%	18.65%	35.02%	-43.60%

Ratios/supplemental data:
Net assets, end of year (thousands)	$75,557	$81,168	$106,961	$116,326	$102,834
Ratio of expenses to average net assets:
Before fee waivers	1.70%	1.67%	1.66%	1.67%	1.65%
After fee waivers	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	1.50%	0.40%	0.13%	0.54%	0.39%
After fee waivers	1.71%	0.58%	0.30%	0.72%	0.55%
Portfolio turnover rate	10.77%	34.88%	18.75%	8.43%	6.19%

^      Based on average shares outstanding.

#      Amount is less than $0.01.

Al Frank Fund – Advisor Class

For a share outstanding throughout each year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$20.46	$27.52	$23.27	$17.35	$31.05

Income from investment operations:
Net investment income^	0.45	0.22	0.13	0.19	0.21
Net realized and unrealized gain/(loss) on investments	3.13	(1.42)	4.27	5.94	(13.70)
Total from investment operations	3.58	(1.20)	4.40	6.13	(13.49)

Less distributions:
From net investment income	(0.48)	(0.28)	(0.15)	(0.21)	(0.22)
From net realized gain on investments	(1.29)	(5.58)	---	---	---
	(1.77)	(5.86)	(0.15)	(0.21)	(0.22)

Redemption fees retained	---	---	0.00^#	---	0.01^

Net asset value, end of period	$22.27	$20.46	$27.52	$23.27	$17.35

Total return	17.55%	-4.40%	18.92%	35.36%	-43.41%

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,592	$2,886	$3,987	$5,614	$3,815
Ratio of expenses to average net assets:
Before fee waivers	1.45%	1.42%	1.41%	1.42%	1.40%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.81%	0.64%	0.38%	0.79%	0.65%
After fee waivers	2.02%	0.82%	0.55%	0.97%	0.81%
Portfolio turnover rate	10.77%	34.88%	18.75%	8.43%	6.19%

^      Based on average shares outstanding.

#      Amount is less than $0.01.

Al Frank Dividend Value Fund – Investor Class

For a share outstanding throughout each year

	Year Ended December 31
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.96	$11.54	$10.15	$8.25	$13.02

Income from investment operations:
Net investment income^	0.21	0.09	0.07	0.11	0.11
Net realized and unrealized gain/(loss) on investments	1.67	(0.56)	1.39	1.90	(4.76)
Total from investment operations	1.88	(0.47)	1.46	2.01	(4.65)

Less distributions:
From net investment income	(0.22)	(0.11)	(0.07)	(0.11)	(0.12)
From net realized gain on investments	(0.31)	---	---	---	(0.00)#
	(0.53)	(0.11)	(0.07)	(0.11)	(0.12)

Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$12.31	$10.96	$11.54	$10.15	$8.25

Total return	17.20%	-4.09%	14.39%	24.41%	-35.66%

Ratios/supplemental data:
Net assets, end of year (thousands)	$13,923	$14,209	$17,832	$15,672	$14,374
Ratio of expenses to average net assets:
Before fee waivers	2.58%	2.41%	2.35%	2.50%	2.32%
After fee waivers	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fee waivers	1.12%	0.39%	0.29%	0.69%	0.65%
After fee waivers	1.72%	0.82%	0.66%	1.21%	0.99%
Portfolio turnover rate	10.84%	37.24%	35.78%	2.17%	3.61%

^      Based on average shares outstanding.

#      Amount is less than $0.01.

Al Frank Dividend Value Fund – Advisor Class

For a share outstanding throughout each year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.92	$11.50	$10.12	$8.22	$12.99

Income from investment operations:
Net investment income^	0.25	0.12	0.09	0.12	0.14
Net realized and unrealized gain/(loss) on investments	1.65	(0.56)	1.39	1.92	(4.76)
Total from investment operations	1.90	(0.44)	1.48	2.04	(4.62)

Less distributions:
From net investment income	(0.25)	(0.14)	(0.10)	(0.14)	(0.15)
From net realized gain on investments	(0.31)	---	---	---	(0.00)#
	(0.56)	(0.14)	(0.10)	(0.14)	(0.15)

Redemption fees retained	---	---	---	0.00^#	---

Net asset value, end of period	$12.26	$10.92	$11.50	$10.12	$8.22

Total return	17.49%	-3.83%	14.60%	24.79%	-35.48%

Ratios/supplemental data:
Net assets, end of period (thousands)	$377	$282	$368	$565	$156
Ratio of expenses to average net assets:
Before expense fee waivers	2.33%	2.16%	2.10%	2.25%	2.07%
After expense fee waivers	1.73%	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income to average net assets:
Before expense fee waivers	1.45%	0.62%	0.48%	0.86%	0.95%
After expense fee waivers	2.05%	1.05%	0.85%	1.38%	1.28%
Portfolio turnover rate	10.84%	37.24%	35.78%	2.17%	3.61%

^      Based on average shares outstanding.

#      Amount is less than $0.01.

PRIVACY NOTICE

Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

Investment Adviser

AFAM Capital, Inc.

12117 FM 2244, Bldg. 3, #170

Austin, TX 78738

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

 Al Frank Fund

Al Frank Dividend Value Fund

each a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Predecessor Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Predecessor Funds’ performance during the Predecessor Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-888-263-6443, on the Funds’ website www.alfrankfunds.com or by writing to:

Al Frank Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•

for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)